SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C. 20549


	FORM 8-K


	Current Report Pursuant
	to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


		February 8, 1996 (February 6, 1996)
Date of report (Date of earliest event reported)

			     MORRISON RESTAURANTS INC.
	(Exact Name of Registrant as Specified in Its Charter)

			     DELAWARE
	(State or Other Jurisdiction of Incorporation)

	  1-12454                           63-0475239
  (Commission File Number)               (I.R.S. Employer
					Identification No.)

	    4721 Morrison Drive
	    P.O.Box 160266
	    Mobile, Alabama                           36625
   (Address of Principal Executive Offices)          (Zip Code)

			 (334) 344-3000
	(Registrant's Telephone Number)

			      N/A
	(Former Name or Former Address, if Changed Since Last Report)







Item 5.         Other Events

	On February 6, 1996 the Registrant filed definitive proxy materials in connection with the proposed spin off of the Registrant's family dining and health-care food and nutrition services businesses to create three separate publicly held corporations. The definitive proxy statement contains restated financial statements of the Registrant reflecting the businesses proposed to be spun off through discontinued operations in a tax free distribution subject to shareholder approval at a special meeting of the Registrant's shareholders to be held on March 7, 1996.

The purpose of the filing is to file the Independent Auditors' consent set forth as Exhibit 23 hereto.




Signatures

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



	   MORRISON RESTAURANTS INC.
			  (Registrant)


    2/8/96                       /s/ J. Russell Mothershed
    DATE                J. RUSSELL MOTHERSHED
			      Senior Vice President, Finance
			      (Senior Vice President and
			      Principal Accounting Officer)















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